UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	November 20, 2009

Kona Grill, Inc.
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	001-34082	20-0216690
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7150 E. Camelback Road, Suite 220, Scottsdale, Arizona		85251
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(480)922-8100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 1.01 Entry into a Material Definitive Agreement.

Reference is made to the information set forth under Item 5.02 of this Current Report on Form 8-K. The disclosure contained in Item 5.02 and the information contained in Exhibit 10.27 attached hereto is hereby incorporated by reference in its entirety into this Item 1.01.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Kona Grill, Inc. (the "Company" ) announced that effective November 20, 2009, Mark L. Bartholomay resigned his position as Chief Operating Officer of the Company.

On November 24, 2009, the Company entered into a Separation Agreement (the "Agreement") with Mr. Bartholomay. Pursuant to the terms of the Agreement, Mr. Bartholomay will receive severance compensation equal to his base salary in effect at the time of termination for a period of fifteen months, paid in the manner and at such times as the base salary otherwise would have been payable, and continuation of medical and dental benefits in effect under COBRA for a period of twelve months. In addition, pursuant to the Agreement, all unvested portions of Mr. Bartholomay’s stock options that were scheduled to vest over a period of twelve months following the date of termination became vested and immediately exercisable for a period of three months following the separation date. The Agreement contains customary confidentiality provisions and a full release of any claims, known or unknown, that Mr. Bartholomay may currently have against the Company.

The Agreement is attached hereto as Exhibit 10.27. The Company issued a press release on November 20, 2009 announcing the organizational change, the full text of which is attached as Exhibit 99.1 to this report and hereby incorporated by reference herein.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits.

10.27 Separation Agreement, dated as of November 24, 2009, between the Company and Mark L. Bartholomay
99.1 Press Release from Kona Grill, Inc. dated November 20, 2009 titled, "Kona Grill, Inc. Announces the Resignation of Mark L. Bartholomay"

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Kona Grill, Inc.

November 25, 2009	By:	/s/ Mark S. Robinow

Name: Mark S. Robinow
Title: Executive Vice President, Chief Financial Officer, and Secretary

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Exhibit Index

Exhibit No.	Description

10.27	Separation Agreement, dated as of November 24, 2009, between the Company and Mark L. Bartholomay
99.1	Press Release from Kona Grill, Inc. dated November 20, 2009 titled, "Kona Grill, Inc. Announces the Resignation of Mark L. Bartholomay"